SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2004

ERICO INTERNATIONAL CORPORATION

Exact Name of Registrant as Specified in Charter)

Ohio	333-115267	34-0201460

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30575 Bainbridge Road
Suite 300
Solon, Ohio		44139

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 349-2630

Item 9.   Regulation FD Disclosure

Item 12. Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On August 4, 2004, ERICO International Corporation issued a press release announcing earnings for the quarter ended June 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this report.

2

EXHIBIT INDEX

99.1	Press release issued by ERICO International Corporation, dated August 4, 2004.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERICO INTERNATIONAL CORPORATION
	By:	/s/ Peter B. Korte
		Name:	Peter B. Korte
Date: August 4, 2004		Title:	General Counsel and Secretary

4